SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 19, 2004


                       World Wrestling Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      000-27639                  04-2693383
----------------------------         --------------          -------------------
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)


                    1241 East Main Street, Stamford, CT 06902
           ----------------------------------------------- ----------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On October 19, 2004, World Wrestling Entertainment, Inc. issued a press release announcing that the Company had filed an action in the U.S. District Court for the Southern District of New York against Jakks Pacific, Inc., two foreign subsidiaries of Jakks, THQ, Inc., a joint venture involving Jakks and THQ, Stanley Shenker and Associates, Inc. and Bell Licensing, LLC. The suit also names as defendants certain individuals employed by the corporate defendants, including three senior executives of Jakks, and Stanley Shenker and James Bell.

     The Company's lawsuit alleges violations of the Racketeer Influenced and Corrupt Organization Act (RICO) and the anti-bribery provisions of the Robinson-Patman Act, and various claims under state law. The Company is seeking treble, punitive and other damages and a declaration that the existing videogame license with the joint venture of Jakks and THQ and a related amendment to the toy licenses with Jakks are void and unenforceable.

     Jakks has been the Company's toy licensee since late 1995 and operates under current licenses that expire by their terms in 2009. The joint venture of Jakks and THQ obtained a videogame license from the Company in 1998, which license is to expire in 2009, subject to a right by the joint venture to extend the license for an additional five years. During the pendency of this litigation, the Company intends to continue to fulfill its obligations under the current licenses and expects Jakks and THQ to do likewise. The current licenses account for approximately 3.5% of the Company's total annual revenues.

Item 9.01.  Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

             99.1  Press Release dated October 19, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               WORLD WRESTLING ENTERTAINMENT, INC.



                               By:      /s/ Philip B. Livingston
                                    ---------------------------------------

                                    Philip B. Livingston
                                    Chief Financial Officer

Dated:  October 19, 2004

FOR IMMEDIATE RELEASE                                CONTACT:  GARY DAVIS
---------------------                                203.353.5066




             WORLD WRESTLING ENTERTAINMENT, INC. FILES SUIT AGAINST
              JAKKS PACIFIC, INC., THQ, INC. AND RELATED DEFENDANTS

             WWE CITES RICO VIOLATIONS AND COMMERCIAL BRIBERY SCHEME
                IN CONNECTION WITH INTELLECTUAL PROPERTY LICENSES


     STAMFORD, Conn., October 19, 2004 --World Wrestling Entertainment, Inc. ("WWE") today filed a fourteen count complaint in the United States District Court for the Southern District of New York against Jakks Pacific, Inc. ("Jakks"), two foreign subsidiaries of Jakks, THQ, Inc. ("THQ"), a joint venture involving Jakks and THQ, Stanley Shenker & Associates, Inc. ("SSAI") and Bell Licensing, LLC. The suit also names as defendants certain individuals employed by the corporate defendants, including specifically Jack Friedman, Stephen Berman and Joel Bennett, the three highest-ranking executives of Jakks, and Stanley Shenker and James Bell.

     The suit alleges numerous violations of the Racketeer Influenced and Corrupt Organization Act (RICO); violations of the anti-bribery provisions of the Robinson-Patman Act; and various claims arising under state law. By the action, WWE is seeking treble, punitive and other damages, as well as a declaration that the videogame license with the joint venture of Jakks and THQ, and a related amendment to the toy license with Jakks, are void and unenforceable due to commercial bribery and other violations of state law. The lawsuit can be viewed at corporate.wwe.com.

     The suit arises out of litigation initially commenced by SSAI against WWE in Connecticut state court for commissions SSAI claimed it had earned while serving as WWE's licensing agent. During that litigation, WWE discovered certain irregularities in its licensing program beginning in the 1998 time frame when SSAI served as WWE's licensing agent and Bell served as WWE's Senior Vice President of Licensing and Merchandising. Specifically, WWE learned in the Connecticut state court proceeding that SSAI split its commissions with Bell on various licenses allegedly procured by SSAI and recommended to WWE management by Bell. WWE also learned that certain licensees had paid monies into a foreign bank account controlled by Shenker during the time he was WWE's licensing agent. In the Connecticut case, the Court found that Stanley Shenker had committed serial perjury in order to cover up his payments to Bell and his receipt of monies in a foreign bank account from WWE licensees, including Jakks, and granted a default judgment in favor of WWE against SSAI on counterclaims asserted against SSAI. The Court in the Connecticut case has also granted partial summary judgment against Bell in favor of WWE on claims asserted against Bell by WWE.

     The federal lawsuit filed by WWE against Jakks and the other defendants relates to a series of payments made in 1998 to Shenker's foreign bank account by two foreign subsidiaries of Jakks. The Company has discovered that the payments in question were then split with Bell by Shenker. Two of the payments in question occurred during the time that WWE was in the process of selecting a licensee for videogames featuring WWE talent. One of the payments was directed to be made by Jakks' officers on the same day that SSAI and Bell recommended that the videogame license be granted to Jakks. The third payment was made after the videogame license was awarded to a joint venture of Jakks and THQ.

     In a statement issued today, Linda McMahon, the Chief Executive Officer of WWE, stated:

          "We very much regret having to take this action today, but regret even more the facts and circumstances which have compelled us to do so. WWE's intellectual property is a valuable asset of the Company, and we believe the actions taken today are necessary to preserve the integrity of our licensing process and essential to ensure that WWE receives appropriate and fair compensation for the grant of a license to use our intellectual property."

     Jakks has been WWE's toy licensee since late 1995 and the current toy licenses are otherwise set to expire in 2009. The joint venture of Jakks and THQ obtained the videogame license in 1998, with its term also scheduled to expire in 2009, subject to a right to renew the license by the joint venture for another five years on certain conditions.

     World   Wrestling   Entertainment,   Inc.  is  an   integrated   media  and
entertainment company headquartered in Stamford, Conn., with offices in New York City, Los Angeles, Toronto, and London.

Trademarks: The names of all World Wrestling Entertainment televised and live programming, talent names, images, likenesses, slogans and wrestling moves and all World Wrestling Entertainment logos are trademarks which are the exclusive property of World Wrestling Entertainment, Inc.

Forward-Looking Statements: This news release contains forward-looking statements pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, which are subject to various risks and uncertainties. These risks and uncertainties include general market conditions, which could result in only a portion or none of the shares being registered to be offered and sold, the conditions of the markets for live events, broadcast television, cable television, pay-per-view, Internet, entertainment, professional sports, and licensed merchandise; acceptance of the Company's brands, media and merchandise within those markets; uncertainties relating to litigation; risks associated with producing live events both domestically and internationally; uncertainties associated with international markets; risks relating to maintaining and renewing key agreements, including television distribution agreements; and other risks and factors set forth from time to time in Company filings with the Securities and Exchange Commission. Actual results could differ materially from those currently expected or anticipated.